                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): JANUARY 25, 2001
                                                         ----------------


                              ACCORD NETWORKS LTD.
              -----------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                     ISRAEL
     ----------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

              000-30887                              NOT APPLICABLE
      ------------------------             ---------------------------------
      (Commission File Number)             (IRS Employer Identification No.)


            9040 ROSWELL ROAD, SUITE 450, ATLANTA, GEORGIA 30350-1877
    -------------------------------------------------------------------------
               (Address of Principal Executive Offices)    (Zip Code)


               Registrant's telephone number, including area code:


                                 (770) 641-4400
                                 --------------

ITEM 5.  OTHER EVENTS

On December 12, 2000, Accord Networks Ltd. ("Accord") filed a Current Report on Form 8-K (the "Prior 8-K") with the U.S. Securities and Exchange Commission. Attached to the Prior 8-K as an exhibit was the Agreement and Plan of Merger and Reorganization dated December 5, 2000 (the "Merger Agreement") among Accord, Polycom, Inc. ("Polycom") and Merger Sub Ltd., a wholly-owned subsidiary of Polycom. On January 25, 2001, the parties amended the Merger Agreement pursuant to Amendment No. 1 to Agreement and Plan of Merger and Reorganization, which has been attached hereto as Exhibit 2.1.



ITEM 7.  EXHIBITS

(c)      Exhibits

EXHIBIT NO.                         DESCRIPTION
-----------            -----------------------------------------------------
    2.1                Amendment No. 1 to Agreement and Plan of Merger
                       and Reorganization.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                    ACCORD NETWORKS LTD.


February 2, 2001                    By:      /s/ Jules L. DeVigne
                                             -----------------------------------
                                             Name:   Jules L. DeVigne
                                             Title:  Chairman and
                                                     Chief Executive Officer

                                  EXHIBIT INDEX

EXHIBIT NO.                         DESCRIPTION
-----------            -----------------------------------------------------
    2.1                Amendment No. 1 to Agreement and Plan of Merger
                       and Reorganization.